CROSS  REFERENCES:
San  Bernardino  County,  California
------------------------------------
Document  No.  1998-0304505
Document  No.  1998-0304506
Document  No.  1998-0518548
Document  No.  1999-0226719
APN  No.  0283-201-51
San  Diego  County,  California
-------------------------------
Document  No.  1998-0480733
Document  No.  1998-0480734
Document  No.  1998-0854042
Document  No.  1999-0378318
APN  No.  168-012-27
Butler  County,  Kansas
-----------------------
Deed  Book  859,  Page  290
Deed  Book  859,  Page  291
Deed  Book  875,  Page  25
Deed  Book  899,  Page  275
Seward  County,  Kansas
-----------------------
Deed  Book  496,  Page  090
Deed  Book  496,  Page  123
Deed  Book  500,  Page  006
Deed  Book  505,  Page  481
El  Paso  County,  Colorado
---------------------------
Reception  No.  098107592
Reception  No.  098107593
Reception  No.  098169015
Reception  No.  099092094
This  instrument  prepared  by
and  when  recorded  return  to:
Patrick  M.  McGeehan,  Esq.
McKenna  Long  &  Aldridge  LLP
303  Peachtree  Street,  Suite  5300
Atlanta,  Georgia  30308
------------------------
     (Space  Above  for  Recorder's  Use  Only)

LOAN ASSUMPTION AGREEMENT WITH AMENDMENT OF TRUST DEEDS, MORTGAGES AND SECURITY
-------------------------------------------------------------------------------
          INSTRUMENTS AND AMENDMENT OF ASSIGNMENTS OF LEASES AND RENTS
          ------------------------------------------------------------
                               LOAN NO. 01-1018103

     THIS  LOAN  ASSUMPTION  AGREEMENT (this "Agreement") is made as of the 31st
                                              ---------
day of December, 2003, and shall be effective as of January 1, 2004 (the "Effective Date") by and among LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN
       --------
AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 ("Lender"), ALS FINANCING INC., a Kansas
                                  ------
corporation  ("Borrower"),  EMERITUS  PROPERTIES XVI, INC., a Nevada corporation
               --------
("Purchaser"),  ALTERRA HEALTHCARE CORPORATION, a Delaware corporation, formerly
  ---------
known  as  Alternative  Living  Services,  Inc.  ("Alterra"),  and  EMERITUS
                                                   -------
CORPORATION,  a  Washington  corporation  ("New  Indemnitor").
                                            ---------------

                              W I T N E S S E T H :
                              - - - - - - - - - -

WHEREAS, on or about July 30, 1998, GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), made a loan (the "Loan") to Borrower
                         ---------------                      ----
in the original principal amount of $25,000,000.00, which Loan is evidenced by, among other things, that certain Loan Agreement, dated as of July 30, 1998, between Original Lender and Borrower (the "Loan Agreement"); and
                                                 ---------------
WHEREAS, Borrower executed and delivered to Lender that certain Promissory Note, dated July 30, 1998, and made by Borrower payable to the order of Original Lender in the stated principal amount of $25,000,000.00 and evidencing the Loan (the "Note"); and
       ----
WHEREAS,  the Loan is further evidenced and secured by, among other things, five
(5)  security  instruments  as  described  on  Exhibit  A-1  attached hereto and
                                               ------------
incorporated herein by reference (collectively, the "Security Instruments"), and
                                                     --------------------
five  (5)  assignments  of leases and rents as described on Exhibit B-1 attached
                                                            -----------
hereto  and  incorporated herein by reference (collectively, the "Assignments of
                                                                  --------------
Leases and Rents") encumbering five (5) separate facilities operated as assisted
 ---------------
living facilities and located in the States of California, Kansas and Colorado located, respectively, on the real properties described in Exhibit A attached
                                                              ---------
hereto and incorporated herein by reference. All such real and personal properties, both tangible and intangible, together with all improvements, appurtenances, rights and interests described in and encumbered by the Security Instruments, are hereinafter referred collectively as the "Properties". For
                                                               ----------
purposes of this Agreement, that part of the Properties located in (i) San Bernardino County in the State of California is hereby referred to as the "The
                                                                             ---
Palms  at Loma Linda Facility", (ii) San Diego County in the State of California
 ----------------------------
is  hereby  referred to as the "The Springs at Oceanside Facility", (iii) Butler
                                ---------------------------------
County  in  the  State  of  Kansas is hereby referred to as the "The Fairways at
                                                                 ---------------
Augusta  Facility", (iv) Seward County in the State of Kansas is hereby referred
    -------------
to  as  the  "Liberal  Springs Facility", and (v) El Paso County in the State of
              -------------------------
Colorado  is hereby referred to as the "Loyalton at Broadmoor Facility", as each
                                        ------------------------------
such facility is being renamed by Purchaser with the original names when owned by Borrower being described on Exhibit A-1 and Exhibit B hereto; and
                                    ------------       ----------
WHEREAS, the Loan is further evidenced and secured by, among other things, (i) those certain Assignments of Leases and Rents, dated as of July 30, 1998, and executed by Borrower in favor of Original Lender, covering all of the Properties (collectively, the "Lease Assignments"); (ii) those certain Lessee Security
                      ------------------
Agreements dated July 30, 1998, and executed by Alterra, in favor of Borrower, applicable to each of the Properties (other than the Loyalton at Broadmoor Facility) and by Sterling House Corporation, a Kansas corporation, in favor of Borrower, applicable to the Loyalton at Broadmoor Facility (collectively, the "Lessee Security Agreements"); and (iii) that certain Collateral Assignment of
  ---------------------------
Lessee's Security Agreements, dated as of July 30, 1998, and executed by Borrower in favor of Original Lender (the "Lessee Security Agreements
                                                  ----------------------------
Assignment"); (iv) that certain Exceptions to Nonrecourse Guaranty, dated as of July 30,1998 (the "Original Guaranty"); (v) that certain Lessee Environmental
                      -----------------
Indemnity  Agreement,  dated  as  of  July  30,  1998  (the  "Original  Lessee
                                                              ----------------
Environmental  Indemnity");  (vi)  those  certain  Subordination  and Attornment
           -------------
Agreements,  dated  as  of  July  30,  1998  (collectively,  the  "Subordination
                                                                   -------------
Agreements");  and  (vii)  those  certain UCC-1 Financing Statements executed by
        --
Borrower  in  favor  of  Lender  securing  the Loan (collectively, the "Borrower
                                                                        --------
UCCs") and those certain UCC-Financing Statements executed by Alterra in favor of Borrower securing the Lessee Security Agreements, as collaterally assigned to Lender (collectively, the "Lease UCCs"). The Note, the Security Instruments,
                              ----------
the Assignments of Leases and Rents, the Lease Assignments, the Lessee Security Agreements, the Lessee Security Agreements Assignment, the Original Guaranty, the Original Lessee Environmental Indemnity, the SNDAs, the Borrower UCCs, the Lease UCCs and any and all other documents and instruments evidencing or securing the Loan are hereinafter referred to collectively as the "Original Loan
                                                                   -------------
Documents";  and
---------
WHEREAS, the Loan has been assigned by Original Lender to Lender pursuant to those certain Assignments of Mortgage and Security Agreement and Assignments of Assignment of Leases and Rents, dated as of August 6, 1998, and executed by Original Lender, as assignor, in favor of Lender, as assignee as also described in the aforementioned Exhibit A; and
                         ----------
WHEREAS, pursuant to the terms and conditions of that certain Stipulation and Order by and between the Debtor and LaSalle Bank National Association (formerly known as LaSalle National Bank) as Trustee for GMAC Commercial Mortgage Securities, Inc. Mortgage Pass Through Certificates, Series 1998-C2 (A) Permitting Use of Cash Collateral; (B) Consenting to Assumption Transaction with Emeritus Corporation; (C) Consenting to Immediate Relief from the Automatic Stay of 11 U.S.C. 362; and (D) Amending and Replacing Stipulation and Order of June 13, 2003 Permitting Use of Cash Collateral, entered November 26, 2003 in Alterra's voluntary Chapter 11 Case No. 03-10254 (the "Stipulation"), Lender has released Alterra from its obligations under the Original Guaranty and the Original Lessee Environmental Indemnity and all other Original Loan Documents, other than any claims for damages for breach of the Stipulation;
     WHEREAS, Lender has been asked to consent to the transfer of the Properties to Purchaser and to the assumption by Purchaser of the obligations of Borrower under the Loan and certain of the Original Loan Documents; and WHEREAS, Lender has agreed to consent to the transfer of the Properties and to the assumption of the Loan, on and subject to the terms and conditions set forth herein; and
NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, Purchaser, Alterra, and New Indemnitor hereby agree as follows:
1.     Assumption  of Obligations by Purchaser.  For purposes of this Agreement,
       ---------------------------------------
the Note, the Security Instruments, and the other Original Loan Documents (excluding from the Original Loan Documents for purposes of this sentence the Lessee Security Agreements, the Lessee Security Agreement Assignments, the
Original Guaranty, the Original Lessee Environmental Indemnity, the Subordination Agreements, the Borrower UCCs and the Lease UCCs), as modified by this Agreement and the Letter Agreement Regarding Loan Agreement (as hereinafter defined), together with the New Environmental Indemnity (as hereinafter defined), the Payment Guaranty (as hereinafter defined), the Letter Agreement Regarding Loan Agreement and the Purchaser UCCs (as hereinafter defined) are hereinafter referred to collectively as the "Loan Documents". Purchaser agrees
                                               --------------
to assume and does hereby assume and covenant and agree to timely pay and perform all of the payment and performance obligations of Borrower arising from, on or after the Effective Date under the Loan Documents in accordance with their respective terms and conditions, including, without limitation, the obligation of payment of all sums due from, on and after the Effective Date under the Note. Purchaser further agrees from, on and after the Effective Date to abide by and be bound by all of the terms of the Loan Documents and all of the representations, warranties, covenants, agreements, and acknowledgments of Borrower contained in the Loan Documents, all as though each of the Loan Documents had been made, executed, and delivered by Purchaser as of the Effective Date.
2.     Certain  Contemporaneous  Documents.
       -----------------------------------
(a)     Payment  Guaranty,  New  Environmental  Indemnity  and  Purchaser  UCCs.
        -----------------------------------------------------------------------
Simultaneously with the execution and delivery of this Agreement: (i) New Indemnitor and Purchaser have executed and delivered a new Environmental Indemnity Agreement (the "New Environmental Indemnity"), of even date herewith,
                           ---------------------------
in favor of Lender, pursuant to which Purchaser and New Indemnitor have indemnified Lender for the matters as described therein and in accordance with the terms of the New Environmental Indemnity; (ii) New Indemnitor has executed and delivered an Unconditional Guaranty of Payment and Performance, of even date herewith,  in  favor  of Lender (the "Payment Guaranty"), pursuant to which
                                           ----------------
New Indemnitor has guaranteed the payment and performance of Purchaser's obligations under the Loan Documents in accordance with the terms and conditions of the Payment Guaranty; and (iii) Purchaser has authorized Lender to record certain UCC-1 financing statements naming Purchaser, as debtor, and Lender, as secured  party  (the  "Purchaser  UCCs").
                       ---------------
(b)     Letter  Agreement  Regarding  Loan  Agreement.  Simultaneously herewith,
        ---------------------------------------------
Purchaser and Lender have executed that certain Letter Agreement Regarding Loan Agreement, of even date herewith (the "Letter Agreement Regarding Loan
                                             ----------------------------------
Agreement"), pursuant to which Purchaser and Lender have agreed to certain modified covenants and agreements with respect to certain provisions of the Loan Documents. Alterra and New Indemnitor hereby acknowledge and consent to the execution and delivery by Purchaser and Lender of the Letter Agreement Regarding Loan Agreement.
(c)     Loyalton  at  Broadmoor  Interim  Arrangements.  The  parties  hereto
        ----------------------------------------------
acknowledge and agree that certain interim transitional arrangements are being put into place with respect to the Loyalton at Broadmoor Facility pursuant to which, in accordance with the terms, conditions and documents described and set forth in Exhibit E attached hereto and incorporated by reference, Alterra shall
          ---------
continue on an interim basis, pending the completion of certain licensure matters as to Purchaser or Purchaser's designee with respect to the Loyalton at Broadmoor Facility, to operate such facility under a modified lease agreement between Purchaser and Alterra. Notwithstanding anything to the contrary contained in the Loan Documents, including, without limitation, this Agreement, the terms and provisions of Exhibit E shall govern and control the Loan
                                 ----------
Documents.
3.     Consent  to  Transfer.  Lender  hereby  consents  to  the transfer of the
       ---------------------
Properties to Purchaser (subject to the Loan and the Loan Documents) and to the assumption by Purchaser of all of the obligations of Borrower from, on and after the Effective Date under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Lender's consent to the transfer of the Properties to Purchaser and to the assumption of the Loan by Purchaser is not intended to be, and shall not be construed as, a consent to any subsequent transfer or conveyance or assumption which requires Lender's consent pursuant to the terms of the Loan Documents.
4.     Acknowledgments,  Warranties, and Representations of Alterra Parties.  As
       --------------------------------------------------------------------
a material inducement to Lender to enter into this Agreement, to consent to the transfer of the Properties, and to consent to the assumption of the Loan,
Borrower and Alterra hereby acknowledge, represent, warrant, and agree, (Borrower, and, Alterra being hereinafter sometimes collectively referred to as the "Alterra Parties"), to and for the benefit of Lender, as follows:
      ----------------
(a)     Indebtedness.  That,  as  of  the  date  of this Agreement: (a) prior to
        ------------
application of the January 1, 2004, payment due under the Loan Documents, the unpaid principal balance of the Note is $22,639,265.78; (b) the current interest rate under the Note is 6.98% per annum; (c) interest has accrued and remains unpaid under the Note for the period from December 1, 2003, through the date of this Agreement; (d) the constant principal and interest payment amount due each month (prior to the maturity date) under the Note is $178,009.15; (e) the next monthly payment under the Note becomes due on January 1, 2004; and (f) the maturity date under the Note is August 1, 2008.
(b)     Loan  Documents.  That,  except  as  set  forth  in the Stipulation, the
        ---------------
Alterra Parties have no defenses, setoffs, objections, claims, counterclaims, or causes of action of any kind or nature whatsoever with respect to the Loan or the Loan Documents, or the indebtedness evidenced and secured thereby.
(c)     Transfer  of  Property.  That  contemporaneously  with the execution and
        ----------------------
delivery of this Agreement, Borrower has assigned, conveyed, and transferred to Purchaser all of Borrower's right, title, and interest in and to the Properties and any and all personal property owned by Borrower located on, relating to or arising from the operation of the Properties and Alterra has assigned, conveyed and transferred to Purchaser all of Alterra's right, title and interest in and to any personal property owned by Alterra located on, relating to or arising from operation of the Properties, pursuant to the transfer documents contemplated to be executed and delivered pursuant to that certain Conveyance and Operations Transfer Agreement, made and entered into as of December 31, 2003, by and among Borrower, Alterra and Purchaser (collectively, the "Transfer
                                                                        --------
Documents"),  in  each case, excluding only the Excluded Property (as defined in
---------
the  Transfer  Documents).  The  Alterra Parties, jointly and severally, warrant and represent to Lender that, except for the Transfer Documents, none of the Alterra Parties has entered into, executed, or delivered any contracts, agreements, or other documents or instruments with Purchaser (or with any affiliates of Purchaser) regarding the assignment, conveyance, or transfer of the Properties to Purchaser or otherwise regarding any interest of either Borrower or Alterra in the Properties, other than such contracts, agreements, documents and instruments as may be necessary in the ordinary course of business to fully evidence and complete the conveyance of the Properties to Purchaser and copies of which have been provided to Lender.
(d)     Further  Assurances.  That each of the Alterra Parties shall execute and
        -------------------
deliver  to  Lender such agreements, instruments, statements, and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by or in this Agreement.
(e)     Imposition  Deposits.  That,  pursuant  to  the  terms  of  the Security
        --------------------
Instruments, Borrower has made monthly payments to Lender to fund a reserve for the payment of real estate taxes on the Properties (the "Imposition Deposits")
                                                           -------------------
and that, as of the date of this Agreement, prior to application of the January 1, 2004, payment due under the Loan Documents, the Imposition Deposits have a balance of $177,375.26. The Alterra Parties acknowledge that Borrower has transferred and conveyed all of Borrower's right, title, and interest in the Imposition Deposits to Purchaser.
5.     Acknowledgments, Warranties and Representations of Purchaser Parties.  As
       --------------------------------------------------------------------
     a material inducement to Lender to enter into this Agreement to consent to the sale, conveyance and transfer of the Properties, and to consent to the assumption of the Loan, Purchaser and New Indemnitor (Purchaser and New Indemnitor being herein sometimes together referred to as the "Purchaser Parties") hereby:
(a)     represent  and  warrant  to  and  for the benefit of Lender, as follows:
(i)     Loan  Documents.  That  the  Loan  Documents,  as  assumed  by Purchaser
        ---------------
pursuant to this Agreement, constitute valid and legally binding obligations of Purchaser, and are enforceable against Purchaser and against the Properties in accordance with their terms, except as such enforceability may be limited by creditors rights laws and general principles of equity; and that as of the Effective Date the Purchaser Parties have no defenses, setoffs, objections, claims, counterclaims, or causes of action of any kind or nature whatsoever with respect to the Loan or the Loan Documents, or the indebtedness evidenced and secured thereby; and
(ii)     Transfer  of  Property.  That  contemporaneously with the execution and
         ----------------------
delivery of this Agreement, Borrower has assigned, conveyed, and transferred to Purchaser all of Borrower's right, title, and interest in and to the Properties and any and all personal property owned by Borrower located on, relating to or arising from the operation of the Properties and Alterra has assigned, conveyed and transferred to Purchaser all of Alterra's right, title and interest in and to any personal property owned by Alterra located on, relating to or arising from operation of the Properties, pursuant to the Transfer Documents, in each case, excluding only the Excluded Property (as defined in the Transfer Documents). The Purchaser Parties, jointly and severally, warrant and represent to Lender that, except for the Transfer Documents, none of the Purchaser Parties has entered into, executed, or delivered any contracts, agreements, or other documents or instruments with Borrower (or with any affiliates of Borrower) regarding the assignment, conveyance, or transfer of the Properties to Purchaser or otherwise regarding any interest of either Borrower or Alterra in the Properties, other than such contracts, agreements, documents and instruments as may be necessary in the ordinary course of business to fully evidence and complete the conveyance of the Properties to Purchaser and copies of which have been provided to Lender; and
(b)     acknowledge  and  agree:
(i)     Indebtedness.  That,  as  of  the  date  of this Agreement: (a) prior to
        ------------
application of the January 1, 2004, payment due under the Loan Documents, the unpaid principal balance of the Note is $22,639,265.78; (b) the current interest rate under the Note is 6.98% per annum; (c) interest has accrued and remains unpaid under the Note for the period from December 1, 2003, through the date of this Agreement; (d) the constant principal and interest payment amount due each month (prior to the maturity date) under the Note is $178,009.15; (e) the next monthly payment under the Note becomes due on January 1, 2004; and (f) the maturity date under the Note is August 1, 2008; and
(ii)     Further  Assurances.  That  each of the Purchaser Parties shall execute
         -------------------
and deliver to Lender such agreements, instruments, statements, and other writings as may be reasonably requested from time to time by Lender to perfect or maintain the perfection of Lender's security interest in and to the Properties and to consummate the transactions contemplated by or in this Agreement and the Loan Documents; and
(iii)     Imposition  Deposits.  That,  pursuant  to  the  terms of the Security
          --------------------
Instruments, Borrower has made monthly payments to Lender to fund a reserve for the payment of real estate taxes on the Properties (the "Imposition Deposits")
                                                           -------------------
and that, as of the date of this Agreement, prior to application of the January 1, 2004, payment due under the Loan Documents, the Imposition Deposits have a balance of $177,375.26. The Purchaser Parties further represent, warrant and acknowledge that Borrower has transferred and conveyed all of Borrower's right, title, and interest in the Imposition Deposits to Purchaser, and Purchaser affirms Purchaser's obligation hereafter to make monthly payments to Lender to fund the Imposition Deposits in amounts as determined from time to time by Lender in accordance with the terms of the Security Instruments.
6.     Lender  Representations  and  Warranties.  Lender  hereby  represents and
       ----------------------------------------
warrants to Purchaser and New Indemnitor that as of the Effective Date: (a) prior to application of the January 1, 2004, payment due under the Loan Documents, the Note has an outstanding principal balance of $22,639,265.78 and interest has been paid through December 1, 2003 (prior to taking into account the interest payment to be made by Purchaser under the Note on January 1, 2004);
     (b) prior to the application of the January 1, 2004, payment due under the Loan Documents, Lender is holding Imposition Deposits under the Loan Documents for the payment of real estate taxes on the Properties in the amount of $177,375.26; and (c) Lender has not given any written notice of default prior to the Effective Date under the Loan Documents, except for any written notices of default with respect to which the subject default has been cured or has been waived by Lender.
7.     Financing  Statements.  (a)  Purchaser  hereby  authorizes  Lender,  its
       ---------------------
counsel or its representative, at any time and from time to time from and after the Effective Date, to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Properties and covered by any security agreement contained in any of the Loan Documents, without the signature of Purchaser, where permitted by law, in such jurisdictions as Lender may deem necessary or desirable, and such financing statements may contain, among other items as Lender may deem advisable to include therein, the federal tax identification number of Purchaser, and may describe the property covered by such financing statements as "all assets of Purchaser," "all personal property of Purchaser," or words of similar effect. Lender shall promptly provide Purchaser with copies of any such financing or continuation statements which may be filed by Lender. Purchaser acknowledges and agrees that Lender continues to have a security interest in all fixtures, personal property, and other property described in the Loan Documents (the "Collateral") transferred to Purchaser by Borrower and
                        ----------
further acknowledges and agrees that Lender shall continue to have a security interest (and is hereby granted a security interest) in all Collateral whether such Collateral is now owned by Purchaser or is hereafter acquired by Purchaser.
(b) In consideration of the filing of the Purchaser UCCs, Lender hereby covenants and agrees for the benefit of the parties hereto and Chicago Title Insurance Company ("CTIC") following the Effective Date to promptly cause all
                      ----
Borrower UCCs and the Lease UCCs to be terminated. Borrower covenants and agrees for the benefit of the parties hereto and CTIC to countersign or otherwise consent to any such termination statements, if required, to terminate the Lease UCCs.
8.     No  Impairment  of  Lien.  Nothing  set  forth  herein  shall  affect the
       ------------------------
priority or extent of the security title or lien of any of the Loan Documents, nor, except as may be expressly set forth herein and in the Stipulation, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan
Documents. Except as expressly modified hereby, the Note, the Security Instruments and the other Loan Documents shall remain in full force and effect, and this Agreement shall have no effect on the priority or validity of the security title or liens set forth in the Security Instruments or the other Loan Documents.
9.     Purchaser  Obligations.  From  and  after the date of this Agreement, all
       ----------------------
documents,  actions,  or  responsibilities which are required under the terms of the Loan Documents to be undertaken by Borrower shall be deemed to be a responsibility of Purchaser, except as is specifically otherwise provided in the Letter Agreement Regarding Loan Agreement. For example, but without limitation, Purchaser is now required to provide financial statements and information with respect to itself in lieu of the provision of financial information by Borrower as to Borrower. Additionally, circumstances in the Loan Documents which would or could create a default and/or an Event of Default and which are relative to the nature or condition of Borrower or Alterra, shall now be deemed effective as to the nature or condition, respectively, of Purchaser and New Indemnitor (e.g., bankruptcy of Purchaser shall now constitute a default rather than bankruptcy of Borrower and bankruptcy of New Indemnitor shall now constitute a default rather than bankruptcy of Alterra).
10.     Further  Acknowledgments,  Warranties,  and Representations of Purchaser
        ------------------------------------------------------------------------
Parties.  As an inducement to Lender to enter into this Agreement and to consent
  -----
to the conveyance of the Properties to Purchaser and to the assumption of the Loan by Purchaser, Purchaser and New Indemnitor hereby acknowledge, represent, warrant, and agree to and with Lender that (i) except as expressly set forth in this Agreement, Lender has made no representation or statement of any kind to Purchaser or New Indemnitor concerning the Properties, the Loan, or the Loan Documents; (ii) Purchaser and New Indemnitor draw no inference from Lender's silence concerning the Properties, the Loan, and the Loan Documents; and (iii) in connection with the assumption of the Loan, Lender has no duty or obligation whatsoever to provide information or advice to Purchaser or New Indemnitor concerning  the  Properties,  the  Loan,  or  the  Loan  Documents.
11.     No  Waiver  of  Remedies.  Except as expressly set forth herein, nothing
        ------------------------
contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence at any time from, on or after the Effective Date of any fact, circumstance, or event constituting a default under the Note or the other Loan Documents, it being understood and agreed that Lender has agreed to waive any default under the Note or the Loan Documents which arose or occurred prior to the Effective Date as a result of the acts or omissions of Borrower or Alterra under the Loan Documents.
12.     Ratification  and  Reaffirmation.  Except  as  set  forth  in the Letter
        --------------------------------
Agreement Regarding Loan and this Agreement, Purchaser hereby affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents.
13.     Release  of  Lender.  The  Alterra  Parties  and  the Purchaser Parties,
        -------------------
jointly  and  severally,  for  themselves  and  their  respective successors and assigns, do hereby remise, release, acquit, waive, satisfy, and forever discharge Lender and any and all of Lender's predecessors in interest, their respective affiliates and subsidiaries, and all of their past, present and future officers, directors, contractors, employees, agents, attorneys, servicers (including, but not limited to, GMAC Commercial Mortgage Corporation, a California corporation, as servicer for Lender), attorneys, representatives, participants, successors, and assigns (collectively, the "Lender Parties") from
                                                           --------------
any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands, and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which any of the Alterra Parties or Purchaser Parties now has or hereafter can, shall, or may have by reason of any matter, cause, or thing, from the beginning of the world to and including the date of this Agreement arising out of or relating to the Loan, the Loan Documents or the indebtedness evidenced and secured thereby, the Properties or the development, financing, and operation thereof, or any other agreement or transaction between any of the Alterra Parties and any of the Lender Parties or between any of the Purchaser Parties and any of the Lender Parties relating to the Loan, the Loan Documents or the Properties; and the Alterra Parties and the Purchaser Parties, for themselves and their respective successors and assigns, hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims, or causes of action.
14.     Release  of  Alterra  Parties.  The Lender for itself and its successors
        -----------------------------
and assigns, does hereby remise, release, acquit, waive, satisfy, and forever discharge Alterra and Borrower and any and all of their respective affiliates and subsidiaries, and all of their past, present and future officers, directors, contractors, employees, agents, attorneys, representatives, successors, and assigns (collectively, the "Alterra Released Parties") from any and all manner
                              ------------------------
of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands, and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which Lender now has or hereafter can, shall, or may have by reason of any matter, cause, or thing, from the beginning of the world to and including the date of this Agreement arising out of or relating to the Loan, the Loan Documents or the indebtedness evidenced and secured thereby, the Properties or the development, financing, and operation thereof, or any other agreement or transaction between any of the Alterra Parties and Lender or any of Lender's predecessor's in interest relating to the Loan, the Loan Documents or the
Properties, but excluding specifically any the Alterra Parties' obligations under Section 2 (but only excluding Section 2 from this release and covenant not to sue to the extent the Alterra Parties shall remain obligated to execute and deliver, if required, documents to correct scrivener's errors), Section 4, and
Section 9 of the Stipulation; and Lender for itself and its successors and assigns, hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Alterra Released Parties by reason of or in connection with any of the foregoing matters, claims, or causes of action.
15.     Notices.  Any  notices  or  other  communications  required or permitted
        -------
under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents; provided, however, that from and after the date hereof the addresses of Lender and Purchaser (identified as "Trustor," "Grantor" or "Mortgagor" in the Security Instruments) shall, subject to change as provided in the Loan Documents, be as set forth in Exhibit D attached hereto and incorporated herein by reference.
 ---------
16.     Costs  and  Expenses;  Assumption  Fee.  Contemporaneously  with  the
        --------------------------------------
execution and delivery hereof, Purchaser shall pay, or cause to be paid, the costs and expenses incident to the preparation, execution, and recordation of this Agreement and the consummation of the transaction contemplated hereby and as agreed to by Lender and Purchaser and reflected on the final closing statement approved by Lender, including, but not limited to, the fees and expenses of legal counsel to Lender. In addition, contemporaneously with the execution and delivery hereof, Purchaser shall pay to Lender an assumption fee in an amount equal to one percent (1.0%) of the outstanding principal balance of the Loan, which fee shall not be applied against any indebtedness or other amounts outstanding under the Loan Documents.
17.     References in Loan Documents.  All references to "Trustor," "Grantor" or
        ----------------------------
"Mortgagor" (as defined in the Security Instruments) shall be deemed, from and after the date hereof, to refer to Purchaser. Any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Original Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms, and to such other Original Loan Documents, as modified hereby and by the Letter Agreement Regarding Loan Agreement and as now constitute the Loan
Documents. From and after the date hereof, this Agreement, the New Environmental Indemnity, the Payment Guaranty, and all other documents executed in connection herewith shall be deemed to constitute additional Loan Documents for all purposes under the Loan Documents.
18.     Governing  Law.  The validity, interpretation, enforcement and effect of
        --------------
this agreement shall be governed by, and construed in accordance with, the laws of the State of Kansas, and the parties hereto submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Kansas, for the enforcement of any and all obligations under the Loan Documents, provided, however, that with respect to the creation, perfection and enforcement of liens on real property securing the Security Instruments, the substantive laws of the state in which such property is located shall govern. Should any obligation or remedy under this Agreement be invalid or unenforceable pursuant to the laws provided herein to govern, the laws of any other state referred to herein or of any other state whose laws can validate and apply thereto shall govern.
19.     Time.  Time  is  of  the  essence  in  the  performance of the covenants
        ----
contained  herein  and  in  the  Loan  Documents.
20.     Binding  Agreement.  This Agreement shall be binding upon the successors
        ------------------
and assigns of the parties hereto; provided, however, the provisions of this Paragraph 18 shall not be deemed or construed to (i) permit, sanction, authorize, or condone the assignment of all or any part of the Properties or any of Purchaser's rights, titles, or interests in and to the Properties, except as expressly authorized in the Loan Documents; or (ii) confer any right, title, benefit, cause of action, or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
21.     Headings.  The  section  headings hereof are inserted for convenience of
        --------
reference only and shall in no way alter, amend, define, or be used in the construction or interpretation of the text of such section.
22.     Construction.  Whenever the context hereof so requires, reference to the
        ------------
singular shall include the plural, and, likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine, or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.
23.     Severability.  If any clause or provision of this Agreement is or should
        ------------
ever be held to be illegal, invalid, or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby and that in lieu of each such clause or provision of this Agreement that is illegal, invalid, or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid, or unenforceable clause or provision as the context thereof would reasonably suggest, so as to thereafter be legal, valid, and enforceable.
24.     Counterparts.  To  facilitate  execution,  this  Agreement  (including,
        ------------
without limitation, the initialing of Section 29 of this Agreement) may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.
25.     ENTIRE  AGREEMENT.  THIS  AGREEMENT,  THE  LOAN  DOCUMENTS AND THE OTHER
        -----------------
DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.
THERE  ARE  NO  ORAL  AGREEMENTS  AMONG  THE  PARTIES  HERETO  OR  THERETO.  THE
PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.
26.     References  to GAAP.  Lender and Purchaser Parties hereby agree that any
        -------------------
and all references to GAAP or Generally Accepted Accounting Principles in any of the Loan Documents and with reference to any representations, warranties, covenants and agreements contained in any of the Loan Documents, including, without limitation, any provisions or covenants regarding the preparation of financial statements, shall be deemed to be interpreted to refer to GAAP or Generally Accepted Accounting Principles except with reference to the manner in which Purchaser Parties account for "move-in" fees on any financial statements of New Borrower or the Properties.
27. (a) Each of the Security Instruments is hereby amended and modified as described in Exhibit C attached hereto and incorporated herein by reference.
                 ---------
(b) The Note is hereby amended by deleting Section 8.4 of the Note in its entirety and replacing said section with the following:
     8.4     Intentionally  Deleted.
28. Each of the Assignments of Leases and Rents is hereby amended and modified by deleting all references to the "Lease Agreement' which is defined as the "Operating Lease" in the Assignment of Leases and Rents and by deleting all references to the Operating Lease, each
               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]
of which "Lease Agreements" Lender and Purchaser Parties acknowledge is being terminated by Alterra Parties in connection with the transactions contemplated by this Agreement.
29.     Kansas  Notice.  The  following  provision is included in this Agreement
        --------------
for purposes of compliance with Sections 16-117 and 16-118 of the Kansas Statutes Annotated:
NOTICE  TO  DEBTOR.  THIS  AGREEMENT  IS  THE  FINAL EXPRESSION OF THE AGREEMENT
------------------
BETWEEN  THE  PARTIES.  IT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL
-----
CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT AMONG THE PARTIES HERETO. ANY NONSTANDARD TERMS OR PREVIOUS ORAL CREDIT AGREEMENTS BETWEEN THE PARTIES MUST BE INSERTED HERE TO BE ENFORCEABLE:
                                      NONE.
THE PARTIES AFFIRM BY THEIR INITIALS BELOW THAT NO UNWRITTEN, ORAL CREDIT AGREEMENT EXISTS BETWEEN THEM:
     GMAC COMMERCIAL MORTGAGE CORPORATION, AS ATTORNEY-IN- FACT FOR LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2

     ALS  FINANCING,  INC.

     ALTERRA  HEALTHCARE  CORPORATION

     EMERITUS  PROPERTIES  XVI,  INC.

     EMERITUS  CORPORATION


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

     LENDER:
     ------

     LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2

     By: GMAC Commercial Mortgage Corporation, Special Servicer and Attorney-In-Fact
       By: /s/  David J. Stoller
     Name:      David J. Stoller
    Title:  Vice President


     PURCHASER:
     ---------

     EMERITUS  PROPERTIES  XVI,  INC.,  a  Nevada  corporation
     By: /s/  William M. Shorten
   Name:      William M. Shorten
  Title:  Director of Real Estate Finance

     NEW  INDEMNITOR:
     ---------------

     EMERITUS  CORPORATION,  a  Washington  corporation
     By: /s/  William M. Shorten
   Name:      William M. Shorten
  Title:  Director of Real Estate Finance


     ALTERRA:
     -------

     ALTERRA  HEALTHCARE  CORPORATION
     By: /s/  Mark W. Ohlendorf
   Name:      Mark W. Ohlendorf
  Title:  President



     BORROWER:
     --------

     ALS  FINANCING  INC.,  a  Kansas  corporation
     By: /s/  Mark W. Ohlendorf
   Name:      Mark W. Ohlendorf
  Title:  Vice President

                            CORPORATE ACKNOWLEDGMENT

(State  and  County  Where  Executed)
     On December __, 2003, before me,                         , a Notary Public,
personally  appeared:                    , the                of GMAC Commercial
Mortgage Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
     WITNESS  my  hand  and  official  seal.
Signature                              (SEAL)

                            CORPORATE ACKNOWLEDGMENT

(State  and  County  Where  Executed)
     On December __, 2003, before me,                         , a Notary Public,
personally  appeared:                    ,  the                of  Emeritus
Properties XVI, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
     WITNESS  my  hand  and  official  seal.
Signature                              (SEAL)

                            CORPORATE ACKNOWLEDGMENT

(State  and  County  Where  Executed)
     On December __, 2003, before me,                         , a Notary Public,
personally  appeared:                    ,  the                of  Emeritus
Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
     WITNESS  my  hand  and  official  seal.
Signature                              (SEAL)

                            CORPORATE ACKNOWLEDGMENT

(State  and  County  Where  Executed)
     On December __, 2003, before me,                         , a Notary Public,
personally  appeared:                    ,  the                of  Alterra
Healthcare Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
     WITNESS  my  hand  and  official  seal.
Signature                              (SEAL)

                            CORPORATE ACKNOWLEDGMENT

(State  and  County  Where  Executed)
     On December __, 2003, before me,                         , a Notary Public,
personally  appeared:                    ,  the                of  ALS Financing
Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
     WITNESS  my  hand  and  official  seal.
Signature                              (SEAL)

                                   Page 2 of 2
                                                               ATLANTA:4608512.7
                                    EXHIBIT A
                                    ---------
                               LEGAL DESCRIPTIONS

              LEGAL DESCRIPTION OF THE PALMS AT LOMA LINDA FACILITY
              -----------------------------------------------------
            City of Loma Linda, County of San Bernardino, California
Parcel 1 of Parcel Map 7277, in the City of Loma Linda, County of San Bernardino, State of California, as per Map recorded in Book 83, Page 24, of Parcel Maps, in the Office of the County Recorder of said County.
     APN  No.  0283-201-51

             LEGAL DESCRIPTION OF THE SPRINGS AT OCEANSIDE FACILITY
             ------------------------------------------------------

               City of Oceanside, County of San Diego, California

Parcel 1 of Parcel Map No. 7252 in the City of Oceanside, County of San Diego, State of California, as filed in the Office of the County Recorder of San Diego, May 11, 1978 as File No. 78-191830, Official Records.
EXCEPTING  one  half of all petroleum and gas, if any, and allied hydrocarbonous
---------
substances as reserved by the Vista Irrigation District by Deed recorded July 17, 1945 in Book 1901, Page 429, excepting the right to enter upon said land as quitclaimed by the Vista Irrigation District, recorded June 18, 1987 as Instrument No. 87-340401.
     APN  No.  168-012-27

             LEGAL DESCRIPTION OF THE LOYALTON OF BROADMOOR FACILITY
             -------------------------------------------------------
               City of Colorado Springs, El Paso County, Colorado
Lot 1, Southpointe Subdivision, City of Colorado Springs, County of El Paso, State of Colorado as recorded in Plat Book P-5 at Page 91 under Reception No. 94105937 of the Records of El Paso County, Colorado.

              LEGAL DESCRIPTION OF THE FAIRWAYS AT AUGUSTA FACILITY
              -----------------------------------------------------
                     City of Augusta, Butler County, Kansas
Lot Numbered 1, in Block Numbered 3, in Country Club First Addition to the City of Augusta, in Butler County, Kansas, Except the North 160.75 feet thereof.
                                           ------
Together with any and all right, title and interest in and to a 50' easement for ingress and egress and for surface drainage over, under and across the West 50 feet of the North 160.75 feet of Lot I, Block 3, in Country Club First Addition to the City of Augusta, as granted in Easement filed May 7, 1997 in Book 591 at page 484.


                LEGAL DESCRIPTION OF THE LIBERAL SPRINGS FACILITY
                -------------------------------------------------
                     City of Liberal, Seward County, Kansas
The South 420 feet of Block 1, Woodland Terrace Addition to the City of Liberal, Seward County, Kansas, more particularly described as follows: Beginning at the southwest corner of said Block 1; thence N 00 10'40" W along the west line of said Block 1, a distance of 420.00 feet; thence N 89 59'58" E a distance of
458.22 feet to a point on the westerly right-of-way of Terrace Avenue (having an 80 foot right-of-way); thence continuing along said right-of-way on a curve to the right having a radius of 260 feet an arc distance of 99.39 feet to a point; thence continuing along said right-of-way S 19 59'58" W a distance of 103.73 feet to a point; thence continuing along said right-of-way on a curve to the left having a radius of 380 feet an arc distance of 132.64 feet to a point; thence continuing along said right-of-way S 00 00'02" E a distance of 95 feet to the southeast corner of said Block 1, said point also being located at the intersection of the westerly right-of-way of Terrace Avenue and the northerly right-of-way of 15th Street (having a 100 foot right-of-way); thence S 89 59'58" W along the northerly right-of-way of 15th Street a distance of 382.99 feet to the Point of Beginning.

                                     1 of 2
                                                               ATLANTA:4608512.7

                                   EXHIBIT A-1
                                   -----------
                              SECURITY INSTRUMENTS
1. That certain Deed of Trust, Fixture Filing and Security Agreement, dated as of July 30, 1998, by ALS Financing Inc., a Kansas corporation (the "Borrower") to Chicago Title Insurance Company, as Trustee, for the benefit of GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), and recorded August 3, 1998, in the land records of San Bernardino County, California, as Document No. 19980304505; subsequently assigned by GMAC to LaSalle National Bank, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1998-C2 (the "Trust") by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, recorded on December 4, 1998, in aforesaid records as Document No. 19980518548; and subsequently amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded on May 27, 1999, in aforesaid records as Document No. 19990226719. [encumbering "The Palms at Loma Linda Facility", as formerly known when owned by Borrower as the "Crossing at the Palms Facility"]
2. That certain Mortgage and Security Agreement, dated as of July 30, 1998, by Borrower to GMAC, and recorded July 31, 1998, in the land records of Butler County, Kansas, in Deed Book 859, Page 290; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, recorded on November 19, 1998, in aforesaid records in Deed Book 875, Page 25 as Instrument No. 12891; and subsequently amended by that certain First Amendment to Mortgage and Security Agreement dated March 23, 1999, and recorded on May 17, 1999, in aforesaid records in Deed Book 899, Page 275. [encumbering "The Fairways at Augusta Facility", as formerly known when owned by Borrower as the "Sterling House at Augusta Facility"]
3. That certain Mortgage and Security Agreement, dated as of July 30, 1998, by Borrower to GMAC, and recorded July 31, 1998, in the land records of Seward County, Kansas, in Deed Book 496, Page 90; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, recorded on November 19, 1998, in aforesaid records in Deed Book 500, Page 006; and subsequently amended by that certain First Amendment to Mortgage and Security Agreement dated March 23, 1999, and recorded May 14, 1999, in aforesaid records in Deed Book 505, Page 481. [encumbering the "Liberal Springs Facility", as formerly known when owned by Borrower as the "Woodland Terrace Facility"]
4. That certain Deed of Trust, Fixture Filing and Security Agreement, dated as of July 30, 1998, by Borrower to Public Trustee of the County of El Paso, as Trustee, for the benefit of GMAC, and recorded July 31, 1998, in the land records of El Paso County, Colorado, as Reception No. 098107592; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, recorded on November 18, 1998, in aforesaid records as Reception No. 098169015; and subsequently amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded June 8, 1999, in aforesaid records as Reception No. 099092094. [encumbering the "Loyalton at Broadmoor Facility", as formerly known when owned by Borrower as the "Sterling House at Broadmoor Facility"]
5. That certain Deed of Trust, Fixture Filing and Security Agreement, dated as of July 30, 1998, by Borrower to Chicago Title Insurance Company, as Trustee, for the benefit of GMAC, and recorded July 31, 1998, in the land records of San Diego County, California, as Document No. 1998-0480733; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, recorded on December 29, 1998, in aforesaid records as Document No. 1998-0854042; and subsequently amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded June 1, 1999, in aforesaid records as Document No. 1999-0378318. [encumbering "The Springs at Oceanside Facility", as formerly known when owned by Borrower as the "Lake Park Villas at Oceanside Facility"]

                                   Page 1 of 1
                                                               ATLANTA:4608512.7
                                    EXHIBIT B
                                    ---------
                         ASSIGNMENTS OF LEASES AND RENTS
1. That certain Assignment of Leases and Rents, dated as of July 30, 1998, by ALS Financing Inc., a Kansas corporation (the "Borrower") to GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), and recorded on August 3, 1998 in the land records of San Bernardino County, California, as Document No. 19980304506; subsequently assigned by GMAC to LaSalle National Bank, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1998-C2 (the "Trust") by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, and recorded on December 4, 1998, in aforesaid records as Document No. 19980518548. [encumbering "The Palms at Loma Linda Facility", as formerly known when owned by Borrower as the "Crossing at the Palms Facility"]
2. That certain Assignment of Leases and Rents, dated as of July 30, 1998, by Borrower to GMAC, and recorded on July 31, 1998 in the land records of Butler County, Kansas, in Deed Book 859, Page 291; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, and recorded on November 19, 1998, in aforesaid records in Deed Book 875, Page 25 as Instrument No. 8155. [encumbering "The Fairways at Augusta Facility", as formerly known when owned by Borrower as the "Sterling House at Augusta Facility"]
3. That certain Assignment of Leases and Rents, dated as of July 30, 1998, by Borrower to GMAC, and recorded on July 31, 1998 in the land records of Seward County, Kansas, in Deed Book 496, Page 123; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, and recorded on November 19, 1998, in aforesaid records in Deed Book 500, Page 6. [encumbering "Liberal Springs Facility", as formerly known when owned by Borrower as the "Woodland Terrace Facility"]
4. That certain Assignment of Leases and Rents, dated as of July 30, 1998, by Borrower to Public Trustee of the County of El Paso, as Trustee, for the benefit of GMAC, and recorded on July 31, 1998 in the land records of El Paso
County, Colorado, as Reception No. 098107593; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, and recorded on November 18, 1998, in aforesaid records as Reception No. 098169015. [encumbering the "Loyalton at Broadmoor Facility", as formerly known when owned by Borrower as the "Sterling House at Broadmoor Facility"]
5. That certain Assignment of Leases and Rents, dated as of July 30, 1998, by Borrower to GMAC, and recorded on July 31, 1998 in the land records of San Diego County, California, as Document No. 1998-0480734; subsequently assigned by GMAC to the Trust by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, and recorded on December 29, 1998, in aforesaid records as Document No. 1998-0854042. [encumbering "Springs at Oceanside Facility", as formerly known when owned by Borrower as the "Lake Park Villas at Oceanside Facility"]

                                  Page 11 of 11
                                                               ATLANTA:4608512.7
                                    EXHIBIT C
                                    ---------
CROSS  REFERENCES:

San  Bernardino  County,  California
------------------------------------
Document  No.  1998-0304505
Document  No.  1998-0304506
Document  No.  1998-0518548
Document  No.  1999-0226719
APN  No.  0283-201-51
and
San  Diego  County,  California
-------------------------------
Document  No.  1998-0480733
Document  No.  1998-0480734
Document  No.  1998-0854042
Document  No.  1999-0378318
APN  No.  168-012-27
                  AMENDMENT OF CALIFORNIA SECURITY INSTRUMENTS
                  --------------------------------------------
     That certain Deed of Trust, Fixture Filing and Security Agreement, dated as of July 30, 1998, executed and delivered by ALS Financing, Inc., a Kansas corporation, to Chicago Title Insurance Company, as Trustee, for the benefit of GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), and recorded on July 31, 1998, in the official records of San Diego County, California, as Document No. 19980480733, as subsequently amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded June 1, 1999, in aforesaid records as Document No. 1999-0378318 (the "San Diego County Security Instrument"), and as assigned by Original Lender to LaSalle Bank National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, dated August 6, 1998, and recorded on December 29, 1998, in the aforesaid records as Document No. 1998-0854042, encumbering certain real and personal property located in Oceanside, San Diego County, California; and
     That certain Deed of Trust, Fixture Filing and Security Agreement, dated as of July 30, 1998, executed and delivered by ALS Financing, Inc., a Kansas corporation, to Chicago Title Insurance Company, as Trustee, for the benefit of GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), and recorded on August 3, 1998, in the official records of San Bernardino County, California, as Document No. 19980304505, as subsequently amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded on May 27, 1999, in aforesaid records as Document No. 19990226719 (the "San Bernardino County
Security  Instrument"),  and  as  assigned  by  Original  Lender to LaSalle Bank
National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, dated August 6, 1998, and recorded on December 4, 1998, in the aforesaid records as Document No. 19980518548, encumbering certain real and personal property located in San Bernardino County, California (the San Diego County Security Instrument and the San Bernardino County Security Instrument being together, the "California Security Instruments") are hereby amended and modified as follows:
1. (a) Section 1(i) of each of the San Diego County Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(i) "FACILITY" means the assisted living facility known as "The Springs at Oceanside", presently located on the Land, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any licensed skilled nursing facility) now or hereafter operated on the Land.
          (b) Section 1(i) of each of the San Diego County Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(i) "FACILITY" means the assisted living facility known as "The Palms at Loma Linda", presently located on the Land, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any licensed skilled nursing facility) now or hereafter operated on the Land.
2. Section 1(m) of each of the California Security Instruments is hereby amended by deleting said Section and by substituting in lieu thereof the following:
          (m)     "GUARANTOR"  means  Emeritus  Corporation,  a  Washington
corporation.
3. Section 1(n) of each of the California Security Instruments is hereby amended by deleting said Section and by substituting in lieu thereof the following:
(n) "GUARANTY" means that certain Unconditional Guaranty of Payment and Performance, dated and effective as of January 1, 2004, executed by Guarantor in favor of and for the benefit of Beneficiary.
4. The definition of "UCC" set forth in Section 2 of each of the California Security Instruments shall be deemed and understood to include, without limitation, Revised Article 9 of the Uniform Commercial Code as and in the manner adopted in the State of California ("Revised Article 9"). Additionally, each of the definitions of "Accounts," "Equipment," "General Intangibles,"
"Governmental Authority," "Instruments," "Inventory," and "Proceeds" shall be deemed to include, without limitation, the definitions of each of such terms as contained within Revised Article 9.
5. Section 2(e) of each of the California Security Instruments is hereby amended by deleting therefrom all of the text thereof after the colon and by substituting in lieu thereof the following text after the colon:
     Name  of  Debtor:
          Emeritus  Properties  XVI,  Inc.
     State  of  Debtor's  Organization:
          Nevada
     Name  of  Secured  Party:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     Address  of  Secured  Party:
          c/o  GMAC  Commercial  Mortgage  Corporation
          650  Dresher  Road
          P.O.  Box  1015
          Horsham,  Pennsylvania  19044-8015
     Debtor's  trade  name  or  style,  if  any:
          The  Palms  at  Loma  Linda
          The  Springs  at  Oceanside
6. Section 3 of each of the California Security Instruments is hereby amended by deleting said Section and substituting in lieu thereof the following:
3. LEASES. Trustor shall not, without the prior written consent of Beneficiary, enter into any Lease, or enter into or permit any management agreement of or affecting any part of the Mortgaged Property.
7. Section 24(d) of each of the California Security Instruments is hereby amended by deleting said Section and substituting in lieu thereof the following:
(d) A copy of any notice sent to the Trustor pursuant to this Section shall be sent to:
     Emeritus  Properties  XVI,  Inc.
     3131  Elliott  Avenue
     Suite  500
     Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom
     with  a  copy  to:
     Randi  Nathanson,  Esq.
     The  Nathanson  Group  PLLC
     1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     a copy of any notice sent to the Beneficiary pursuant to this Section shall be sent to:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     c/o  GMAC  Commercial  Mortgage  Corporation
     650  Dresher  Road
     P.O.  Box  1015
     Horsham,  Pennsylvania  19044-8015
     Attn:  Servicing  Department

CROSS  REFERENCES:
Butler  County,  Kansas
-----------------------
Deed  Book  859,  Page  290
Deed  Book  859,  Page  291
Deed  Book  875,  Page  25
Deed  Book  899,  Page  275
Seward  County,  Kansas
-----------------------
Deed  Book  496,  Page  090
Deed  Book  496,  Page  123
Deed  Book  500,  Page  006
Deed  Book  505,  Page  481
                    AMENDMENT OF KANSAS SECURITY INSTRUMENTS
                    ----------------------------------------
     That certain Mortgage and Security Agreement, dated as of July 30, 1998, executed and delivered by ALS Financing, Inc., a Kansas corporation, to GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), and recorded on July 31, 1998, in the land records of Seward County, Kansas, in Deed Book 496, Page 90, as subsequently amended by that certain First Amendment to Mortgage and Security Agreement dated March 23, 1999, and recorded on May 17, 1999, in aforesaid records in Deed Book 899, Page 275 (the "Seward County Security Instrument"), and as assigned by Original Lender to LaSalle Bank
National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, dated August 6, 1998, and recorded on November
19, 1998, in aforesaid records in Deed Book 500, Page 6, encumbering certain real and personal property located in Liberal, Seward County, Kansas; and
     That certain Mortgage and Security Agreement, dated as of July 30, 1998, executed and delivered by ALS Financing, Inc., a Kansas corporation, to Chicago Title Insurance Company, as Trustee, for the benefit of GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), and recorded on July 31, 1998, in the land records of Butler County, Kansas, in Deed Book 859, Page 290, as subsequently amended by that certain First Amendment to Mortgage and Security Agreement dated March 23, 1999, and recorded on May 17, 1999, in aforesaid records in Deed Book 899, Page 275 (the "Butler County Security
Instrument"), and as assigned by Original Lender to LaSalle Bank National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, dated August 6, 1998, and recorded on November 9, 1998, in the aforesaid records in Deed Book 875, Page 25, as Instrument No. 12891, encumbering certain real and personal property located in Augusta, Butler County, Kansas (the Seward County Instrument and the Butler County Security Instrument being together the "Kansas Security Instruments") are hereby amended and modified as follows:
1. (a) Section 1(h) of each of the Seward County Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(h) "FACILITY" means the assisted living facility known as "Liberal Springs", presently located on the Land, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any licensed skilled nursing facility) now or hereafter operated on the Land.
          (b) Section 1(h) of each of the Butler County Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(h) "FACILITY" means the assisted living facility known as "The Fairways at Augusta", presently located on the Land, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any licensed skilled nursing facility) now or hereafter operated on the Land.
2. Section 1(l) of each of the Kansas Security Instruments is hereby amended by deleting said Section and by substituting in lieu thereof the following:
          (l)     "GUARANTOR"  means  Emeritus  Corporation,  a  Washington
corporation.
3. Section 1(m) of each of the Kansas Security Instruments is hereby amended by deleting said Section and by substituting in lieu thereof the following:
(m) "GUARANTY" means that certain Unconditional Guaranty of Payment and Performance, dated and effective as of January 1, 2004, executed by Guarantor in favor of and for the benefit of Beneficiary.
4. The reference to "the Uniform Commercial Code as adopted in the State of Kansas" in the first sentence of Section 2 of each of the Kansas Security Instruments shall be deemed and understood to include, without limitation, Revised Article 9 of the Uniform Commercial Code as and in the manner adopted in the State of Kansas ("Revised Article 9"). Additionally, each of the definitions of "Accounts," "Equipment," "General Intangibles," "Governmental Authority," "Instruments," "Inventory," and "Proceeds" shall be deemed to include, without limitation, the definitions of each of such terms as contained within Revised Article 9.
5. Section 2(e) of each of the Kansas Security Instruments is hereby amended by deleting therefrom all of the text thereof after the colon and by substituting in lieu thereof the following text after the colon:
     Name  of  Debtor:
          Emeritus  Properties  XVI,  Inc.
     State  of  Debtor's  Organization:
          Nevada
     Name  of  Secured  Party:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     Address  of  Secured  Party:
          c/o  GMAC  Commercial  Mortgage  Corporation
          650  Dresher  Road
          P.O.  Box  1015
          Horsham,  Pennsylvania  19044-8015
     Debtor's  trade  name  or  style,  if  any:
          Liberal  Springs
          The  Fairways  at  Augusta
6. Section 3 of each of the Kansas Security Instruments is hereby amended by deleting said Section and substituting in lieu thereof the following:
3. LEASES. Trustor shall not, without the prior written consent of Beneficiary, enter into any Lease, or enter into or permit any management agreement of or affecting any part of the Mortgaged Property.
7. Section 24(d) of each of the Kansas Security Instruments is hereby amended by deleting said Section and substituting in lieu thereof the following:
(d) A copy of any notice sent to the Trustor pursuant to this Section shall be sent to:
     Emeritus  Properties  XVI,  Inc.
     3131  Elliott  Avenue
     Suite  500
     Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom
     with  a  copy  to:
     Randi  Nathanson,  Esq.
     The  Nathanson  Group  PLLC
     1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     a copy of any notice sent to the Beneficiary pursuant to this Section shall be sent to:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     c/o  GMAC  Commercial  Mortgage  Corporation
     650  Dresher  Road
     P.O.  Box  1015
     Horsham,  Pennsylvania  19044-8015
     Attn:  Servicing  Department

                                     ------

CROSS  REFERENCES:
El  Paso  County,  Colorado
---------------------------
Reception  No.  098107592
Reception  No.  098107593
Reception  No.  098169015
Reception  No.  099092094
                       AMENDMENT OF COLORADO DEED OF TRUST
                       -----------------------------------
     That certain Deed of Trust and Security Agreement, dated as of July 30, 1998, executed an delivered by ALS Financing, Inc., a Kansas corporation, to Public Trustee of the County of El Paso, State of Colorado, as Trustee, for the benefit of GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), and recorded on July 31, 1998, in the land records of El Paso County, Colorado, as Instrument No. 098107592, as amended by that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement dated March 23, 1999, and recorded June 8, 1999, in aforesaid records as Reception No. 099092094, and as assigned by Original Lender to LaSalle Bank National
Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 by that certain Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents, dated as of August 6, 1998, and recorded on November 18, 1998 (such deed of trust being the "Colorado Security Instrument"), in the aforesaid records as Instrument No. 098169015 is hereby amended and modified as follows:
8. Section 1(i) of the Colorado Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(i) "FACILITY" means the assisted living facility known as "Loyalton of Broadmoor", presently located on the Land, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any licensed skilled nursing facility) now or hereafter operated on the Land.
9. Section 1(m) of the Colorado Security Instrument is hereby amended by deleting said Section and by substituting in lieu thereof the following:
          (m)     "GUARANTOR"  means  Emeritus  Corporation,  a  Washington
corporation.
10. Section 1(n) of the Colorado Security Instrument is hereby amended by deleting said Section and by substituting in lieu thereof the following:
(n) "GUARANTY" means that certain Unconditional Guaranty of Payment and Performance, dated and effective as of January 1, 2004, executed by Guarantor in favor of and for the benefit of Beneficiary.
11. The reference to "the Uniform Commercial Code as adopted in the State of Colorado" in the first sentence of Section 2 of the Colorado Security
Instrument shall be deemed and understood to include, without limitation, Revised Article 9 of the Uniform Commercial Code as and in the manner adopted in the State of Colorado ("Revised Article 9"). Additionally, each of the definitions of "Accounts," "Equipment," "General Intangibles," "Governmental Authority," "Instruments," "Inventory," and "Proceeds" shall be deemed to include, without limitation, the definitions of each of such terms as contained within Revised Article 9.
12. Section 2(e) of the Colorado Security Instrument is hereby amended by deleting therefrom all of the text thereof after the colon and by substituting in lieu thereof the following text after the colon:
     Name  of  Debtor:
          Emeritus  Properties  XVI,  Inc.
     State  of  Debtor's  Organization:
          Nevada
     Name  of  Secured  Party:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     Address  of  Secured  Party:
          c/o  GMAC  Commercial  Mortgage  Corporation
          650  Dresher  Road
          P.O.  Box  1015
          Horsham,  Pennsylvania  19044-8015
     Debtor's  trade  name  or  style,  if  any:
          Loyalton  of  Broadmoor
13. Section 3 of the Colorado Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
3. LEASES. Trustor shall not, without the prior written consent of Beneficiary, enter into any Lease, or enter into or permit any management agreement of or affecting any part of the Mortgaged Property.
14. Section 24(d) of the Colorado Security Instrument is hereby amended by deleting said Section and substituting in lieu thereof the following:
(d) A copy of any notice sent to the Trustor pursuant to this Section shall be sent to:
     Emeritus  Properties  XVI,  Inc.
     3131  Elliott  Avenue
     Suite  500
     Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom
     with  a  copy  to:
     Randi  Nathanson,  Esq.
     The  Nathanson  Group  PLLC
     1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     a copy of any notice sent to the Beneficiary pursuant to this Section shall be sent to:
     LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
     c/o  GMAC  Commercial  Mortgage  Corporation
     650  Dresher  Road
     P.O.  Box  1015
     Horsham,  Pennsylvania  19044-8015
     Attn:  Servicing  Department

                                        1
                                                               ATLANTA:4608512.7
                                    EXHIBIT D
                                    ---------

                                NOTICE ADDRESSES

Lender:     LaSalle  Bank  National  Association,  formerly  known  as  LaSalle
National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
c/o  GMAC  Commercial  Mortgage  Corporation
650  Dresher  Road
P.O.  Box  1015
Horsham,  Pennsylvania  19044-8015
Attn:  Servicing  Department
with  a  copy  to:     Patrick  M.  McGeehan,  Esq.
McKenna  Long  &  Aldridge  LLP
303  Peachtree  Street,  Suite  5300
Atlanta,  Georgia  30308
Facsimile:  (404)  527-4198
Borrower:     ALS  Financing,  Inc.
c/o  Alterra  Healthcare  Corporation
10000  Innovations  Drive
Milwaukee,  Wisconsin  53226

with  a  copy  to:     Carolyn  B.  Dobbins,  Esq.
Rogers  &  Hardin
2700  International  Tower
229  Peachtree  Street,  N.E.
Atlanta,  Georgia  30303
Facsimile:  (404)  525-2224
Purchaser:     Emeritus  Properties  XVI,  Inc.
3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom
     Facsimile:  (206)  301-4500
with  a  copy  to:     Randi  S.  Nathanson,  Esq.
The  Nathanson  Group  PLLC
1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     Facsimile:  (206)  623-1738

                                   Page 2 of 2
                                                               ATLANTA:4608512.7
                                    EXHIBIT E
                                    ---------

          TRANSITIONAL ARRANGEMENTS REGARDING COLORADO SPRINGS PROPERTY
          -------------------------------------------------------------
(a)     For purposes of this Exhibit E, terms not otherwise defined herein shall
                             ---------
have the meanings ascribed thereto in that certain Conveyance and Operations Transfer Agreement, made and entered into as of December 31, 2003, by and among Purchaser, Borrower and Alterra (the "OTA");
                                           ---
(b) Lender hereby acknowledges and consents to the terms and provisions of the OTA with respect to the Colorado Springs Property as such terms and provisions relate to the Colorado Lease Assignment and the Colorado Springs Lease, including, without limitation, Section 4 of the OTA with respect to the deferred delivery by Alterra until the Licensure Date of those certain identified documents in Section 4(d) of the OTA.
(c)     In  consideration  of  the  acknowledgment  and  consent  of  Lender hereinabove:
          (i)     The  parties  to  this  Agreement  agree  that:
          (A) any and all references in the Loan Documents to the Lease Agreement that relate to the Colorado Springs Property shall be deemed to be references to the Colorado Springs Lease as executed pursuant to the OTA; and
          (B) none of the Colorado Springs Lease as executed pursuant to the OTA, the Subordination Agreement relating to the Colorado Springs Property or the Lease UCCs relating to the Colorado Springs Property shall be terminated unless and until such time as (x) the Licensure Date shall have occurred; (y) the documents executed and delivered by Alterra at Closing as set forth in
Section 4(d) of the OTA have been released from escrow either to Purchaser or Purchaser's designee as contemplated by the OTA and the requirements of Section
(d) hereinbelow have been satisfied, if such transfer is to Purchaser's designee; and (z) Purchaser shall have delivered to Lender the legal opinion and copies of license issued by the State of Colorado required pursuant to Section
(c)  (iii)  hereinbelow  (collectively,  the  "Transfer  Conditions").
                                               --------------------
(ii) The parties to this Agreement agree that the terms and provisions of this Agreement and the Letter Agreement Regarding Loan Agreement having as their subject matter the amendment and modification of the provisions in the Original Loan Documents as such terms and provisions relate to the Colorado Springs Lease (including, without limitation, Section 6 of the Amendment of Colorado Security Instrument contained in Exhibit C to this Agreement and Sections 1(d), 9(b), 15
                         ---------
and 19 of the Letter Agreement Regarding Loan Agreement) shall not take effect unless and until the Transfer Conditions are satisfied.
(iii) Purchaser shall cause to be delivered on the Licensure Date: (A) a copy of the license issued by the State of Colorado permitting Purchaser or Purchaser's designee to operate the Colorado Springs Property as an assisted living facility under Colorado law and (B) a legal opinion of the firm of Miles & Peters, P.C. or other firm reasonably acceptable to Lender regarding such licensing in form and content reasonably acceptable to Lender.
(iv) Alterra Parties acknowledge and agree that the release and covenant not to sue from Lender to Alterra Parties in Section 13 of this Agreement shall prior to the satisfaction of the Transfer Conditions exclude the Colorado Springs Lease, the Lessee Security Agreement relating to the Colorado Springs Property, the Lessee Security Agreement Assignment relating to the Colorado Springs Property, the Original Lessee Environmental Indemnity relating to the Colorado Springs Property, the Subordination Agreement relating to the Colorado Springs Property and the Borrower UCCs and Lessee UCCs relating to the Colorado Springs Property, and any obligations of Alterra Parties under any such documents; provided, however, (A) that any such obligations shall be non-recourse to Alterra; and (B)upon the satisfaction of the Transfer Conditions, the release and covenant not to sue by Lender in favor of Alterra Parties in Section 13 of this Agreement shall be deemed to automatically include such otherwise excluded documents and obligations of Alterra Parties without any further written agreement among the parties thereto being required.
(v)     Purchaser  and  Emeritus  agree  that  until  such  time as the Transfer
Conditions are satisfied, the term "Loan Documents" for purposes of this Agreement shall include the Lessee Security Agreement relating to the Colorado Springs Property, the Lessee Security Agreement Assignment relating to the Colorado Springs Property, and the Subordination Agreement relating to the
Colorado Springs Property; provided, however, upon the satisfaction of the Transfer Conditions the terms "Loan Documents" shall automatically be deemed to exclude such otherwise included documents.
(vi) Purchaser acknowledges and agrees that, upon the satisfaction of the Transfer Conditions involving a transfer of the Alterra Assets relating to the Colorado Springs Property to Purchaser, all personal property then conveyed to Purchaser by Alterra shall be and become property subject to the security interest of Lender under the Colorado Security Instrument (as defined in Exhibit
                                                                         -------
C to this Agreement) and included within the Purchaser UCC relating to the Colorado Springs Property.
(d) In the event the Alterra Assets related to the Colorado Springs Property shall be conveyed to any designee of Purchaser (a "Designee") as contemplated
                                                      --------
by the second paragraph of Section 2(d) of the OTA, including, without limitation in connection with a new lease or management agreement relating to such property, the terms and conditions of Section 13 of the Colorado Security Instrument shall be understood to be applicable to and control such transaction.
(e) In furtherance and not in limitation of Section 2(c) of this Agreement, the terms of this Exhibit E shall govern and control and in the event of a
                      ----------
conflict between the terms hereof and the terms of any other Loan Documents, including, without limitation, this Agreement, the Letter Agreement Regarding Loan Agreement, the New Environmental Indemnity and the Payment Guaranty, the terms of this Exhibit E shall control to the extent the terms of this Exhibit E
                                                                       ---------
are  inconsistent  therewith.